Principal Variable Contracts Funds, Inc.
Supplement dated September 15, 2017
to the Statement of Additional Information dated May 1, 2017 as revised May 2, 2017
(as supplemented June 16, 2017)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete the second to the last sentence in the first paragraph and replace with the following:
The Board is currently composed of eleven members, nine of whom are Independent Directors.
Independent Directors
Add the following paragraph to the alphabetical list of Independent Directors:
Christopher O. Blunt. Mr. Blunt has served as a Director of PVC and PFI and as a Trustee of the Trust since 2017. Christopher Blunt served in various capacities at New York Life Insurance Company from 2004 - 2017, most recently as the President of the Investments Group. Prior to New York Life, he was Chairman and Chief Executive Officer of Giving Capital Inc. Through his education and employment experience, Mr. Blunt is experienced with financial, regulatory and investment matters.
Management Information
Add the following row to the Independent Directors table in alphabetical order:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Christopher O. Blunt 711 High Street Des Moines, IA 50392 1962	Director Member Nominating & Governance Committee	Since 2017	Formerly, President of Investments Group, New York Life Insurance Company	127	MainStay Funds Trust* MainStay VP Funds Trust MainStay Defined Term Municipal Opportunities Fund Investment Company Institute (ICI)
*One of the Fund’s sub-advisors (T. Rowe Price) also serves as a sub-advisor for the MainStay Funds.
Add the following column to the Independent Directors (not Considered to be “Interested Persons”) table in alphabetical order:

PVC Account*	Blunt**
SAM Strategic Growth	A
Total Fund Complex	C
**Mr. Blunt was not a director as of December 31, 2016.
Add the following row to the Compensation table on page 47 in alphabetical order:

Director	The Fund*	Fund Complex
Christopher O. Blunt **	$0	$0
** Director’s appointment effective September 12, 2017.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective January 1, 2018, under Management Agreement, add the following after the first table on page 50:
PGI has contractually agreed to reduce its management fees so that certain Accounts’ Total Operating Expenses (including acquired fund fees and expenses, but excluding interest expense, expenses related to fund investments, and other extraordinary expenses) do not exceed certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by PGI are subject to reimbursement by the Accounts through the fiscal year end, provided no reimbursement will be made if it would result in the Accounts’ exceeding the total operating expense limits.
The operating expense limits and the agreement terms are as follows:

Account	Class 1	Class 2	Expiration
SAM Balanced	0.86%	1.11%	April 30, 2019
SAM Conservative Balanced	0.84%	1.09%	April 30, 2019
SAM Conservative Growth	0.99%	1.24%	April 30, 2019
SAM Strategic Growth	0.99%	1.24%	April 30, 2019
Effective October 1, 2017, under Management Agreement, add the following to the alphabetical list of Accounts in the second table on page 50:

Account	Waiver	Expiration
Bond Market Index	0.10%	April 30, 2019

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